Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 2, 1999, except for Note 7, as to which the date was August 11, 1999, which appears in the Annual Report on Form 10-KSB of IFS International, Inc. and subsidiaries for the year ended April 30, 1999.




                                                         URBACH KAHN & WERLIN PC




Albany, New York
December 20, 1999